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                                                                   Exhibit 10.29

                                     BNS CO.

      Brown & Sharpe Employee Stock Ownership and Profit Participation Plan

                              Additional Amendment
                              --------------------

     WHEREAS the Company terminated the Brown & Sharpe Employee Stock Ownership and Profit Participation Plan and Trust Agreement (1998 Restatement) (the "ESOP") on April 27, 2001;

     WHEREAS the Internal Revenue Service, in connection with its determination of the tax-qualified status of the ESOP upon its termination, has requested a certain additional amendment;

     NOW, THEREFORE, pursuant to Section 11.1, the Company hereby amends the ESOP as provided herein.

1. Section 9.9 is amended effective as of January 1, 1999 by inserting a new sentence following the first sentence thereof, such new sentence to read as follows:

          "Notwithstanding the preceding sentence and for the avoidance of doubt, hardship distributions (as described in Code section
     401(k)(2)(B)(i)(IV)) made after December 31, 1998 do not qualify as eligible rollover distributions (as defined in Code section 402(c)(4))."

     IN WITNESS WHEREOF, BNS Co. has caused this Amendment to be duly executed in its name and on its behalf by its officer hereto duly authorized this 12th day of February, 2002.


                                                  BNS Co.


                                                  By:___________________________
                                                           Andrew C. Genor
                                                  Title:  President and CEO